Exhibit 99.1

Investor Presentation Fourth Quarter 2024 Highlights F&M TRUST Franklin Financial Services Corporation

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments \ We have just finished our second straight year of outstanding loan and deposit growth while at the same time maintaining a strong balance sheet. Coupled with strong non-interest income, led by our wealth management division, we have been able to continue to invest in ourselves by putting in new systems and infrastructure that support good decision making and future growth. We also have had the balance sheet and earnings strength to support a fourth quarter restructuring of the balance sheet, through the sale and reinvestment of low earning assets, that will support improved profitability into the future. As I mentioned in my third quarter comments, early in the fourth quarter we opened a new community office in Dauphin County, PA, and it is off to a great start with seasoned leadership helping us make a positive impact immediately. In my third quarter comments I also mentioned my coming retirement at the end of April 2025. I am pleased to announce that we have hired my successor, Craig Best, a seasoned bank executive who, most recently, spent 18 years as the CEO at Peoples Security Bank & Trust. I am confident that Craig’s experience and knowledge will help our company continue to grow profitably to the benefit of our shareholders, customers, communities, and employees. We continue to focus on building shareholder value through growth and improved profitability and that focus will not waiver as we transition into the new leadership of the company. Thank you for your continued support. Sincerely, F&M TRUST Franklin Financial Services Corporation 3

Why Invest in Franklin Financial? A premier, $2.2 billion, bank franchise located in South-Central Pennsylvania and northern tier of Maryland A company that is focused on building shareholder value by investing in technology and infrastructure to position itself for growth and profitability improvement A company that continues to grow core, low-rate deposits A company with diversified revenue streams including fee income from a $1.3 billion assets under management wealth management team A company with pristine credit quality A company with an above peer average dividend yield Attractive valuation entry point F&M TRUST Franklin Financial Services Corporation 4

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation 5

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $2.2 billion as of December 31, 2024 As of December 31, 2024, Franklin Financial reported $1.3 billion in trust and brokerage assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 6

Trade Area Expansion 23 Locations Serving South Central PA and Washington County MD Primary Trade Area Expanded Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Services. F&M TRUST Franklin Financial Services Corporation 7

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry*	*Chief Executive Officer*	**43**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Craig W. Best	*President*	**42**	2025	*Peoples Security Bank & Trust, First Commonwealth Bank, Equitable Bank*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**37**	1994	*ValleyBank & Trust*
Charles B. Carroll, Jr.	*Executive Vice President, Chief Operating Officer*	**31**	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Lorie Heckman, CERP, CRCM	*Executive Vice President, Chief Risk Officer*	**39**	1986	
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**40**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP®, CIMA®	*Senior Vice President, Chief Wealth Management Officer*	**32**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*

*Retiring on April 29, 2025

F&M TRUST Franklin Financial Services Corporation

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Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Louis J. Giustini Senior Vice President, Chief Retail Services Officer 37 2022 Hagerstown Trust, Columbia Bank, Fulton Bank Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 30 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 25 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE David M. Long Senior Vice President, Chief Technology Officer 18 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 9

A Year of Growth SELECTED HIGHLIGHTS KEY STATISTICS Total Assets $2.198 Billion as of 12/31/2024 $1.836 Billion as of 12/31/2023 Net Loans $1.380 Billion as of 12/31/2024 $1.241 Billion as of 12/31/2023 Total Deposits $1.816 Billion as of 12/31/2024 $1.538 Billion as of 12/31/2023 Assets Under Management $1.309 Billion as of 12/31/2024 $1.230 Billion as of 12/31/2023 F&M TRUST Franklin Financial Services Corporation 10

Income Growth Net Interest Income ($000’s) $60,000 $50,000 $40,000 $30,000 $20,000 4% $10,000 2.97% 2.95% 2.92% 2.95% 3% $0 $14,652 $42,418 $15,096 $57,514 2% 9/30/2024 9/30/2024 12/31/2024 12/31/2024 1% Quarter End Year-to-Date Quarter End Year-to-Date 0% Net Interest Income Net Interest Margin F&M TRUST Franklin Financial Services Corporation 11

Income Growth Non-Interest Income1 ($000’s) 20000 18000 16000 14000 12000 10000 8000 $1,338 $3,142 $974 $4,116 6000 $597 $1,703 $576 $2,279 4000 $628 $1,813 $635 $2,448 2000 $193 $367 $198 $565 0 $2,097 $6,366 $2,172 $8,538 9/30/2024 9/30/2024 12/31/2024 12/31/2024 Quarter End Year-to-Date Quarter End Year-to-Date Other Debit Card Income Deposit Service Fees Gain on Sale of Loans Wealth Management Fees 1Excludes net securities gains/losses F&M TRUST Franklin Financial Services Corporation 12

Outlook The Company is continuing to grow by leveraging past investments in human capital and our physical, technological, and sales infrastructure including: Integration of Salesforce into sales, operations, and marketing Expanding our presence in the Pennsylvania and Maryland markets Expanding the use of digitization in both customer interface and operational workflows to improve efficiencies and decrease costs across the company The focus on cross-selling between Commercial, Retail, and Wealth Management service lines of business, to the benefit of the bank’s customers, continues with improvement due to the adoption and use of Salesforce throughout the bank and senior management’s focus on the opportunities available to the company Commercial loan growth will continue due to the integration of new commercial relationship managers, improved underwriting processes, and growth into new regional markets for the bank F&M TRUST Franklin Financial Services Corporation 13

Outlook Deposit balances should continue to grow subject to the bank’s efforts to control interest expense and manage liquidity needs Market pressure on deposit rates and competition for high-quality lending relationships may have an adverse effect on NIM The negative effect of the Accumulated Other Comprehensive Income on book capital will fluctuate over time with changes in interest rates but will eventually decrease as investments move to maturity Fee income from the Wealth Management division should continue to grow due to focus on the addition of new clients and gathering new assets from existing clients; overall growth should only be moderated by the general performance of both the bond and equity markets Along with driving revenue, we are focused on finding operating efficiencies, both internally and with our external third-party vendors F&M TRUST Franklin Financial Services Corporation 14

Summary The Company continues to be well capitalized and sufficiently liquid to successfully continue to grow Asset quality is good, and the Company is well provisioned for loan losses should they occur in future quarters due to economic factors The Company is actively working to bring more digitally based products and services to its customers The Company has shown the ability to grow core deposits in 2024 and that trend should continue into 2025 The Company has positioned itself for growth through the addition of key people, tools for decision-making, and infrastructure. We have started to realize growth opportunities and will focus on leveraging the same people, tools, and infrastructure to improve efficiency and increase profitability. F&M TRUST Franklin Financial Services Corporation 15

Financial Updates Fourth Quarter Ended December 31, 2024 F&M TRUST Franklin Financial Services Corporation 16

Balance Sheet Highlights Dollars in Thousands (000’s) 12/31/2024 9/30/2024 12/31/2023 12/31/2022 Total Assets $2,197,841 $2,151,363 $1,836,039 $1,699,579 Cash and Cash Equiv. $203,613 $236,317 $23,140 $64,899 Investments AFS $508,770 $466,485 $472,503 $487,247 Net Loans $1,380,424 $1,348,386 $1,240,933 $1,036,866 Deposits $1,815,647 $1,723,491 $1,537,978 $1,551,448 Shareholders’ Equity $144,716 $149,928 $132,136 $114,197 F&M TRUST Franklin Financial Services Corporation 17

Investment AFS Portfolio $600,000 $500,000 $400,000 $65,950 $104,005 $106,052 $149,170 $300,000 $150,935 $132,591 $120,702 $169,821 $200,000 $24,239 $23,198 $24,321 $24,224 $100,000 $155,455 $138,618 $139,722 $133,592 $0 $90,257 ($61,497) $74,091 ($46,416) $75,688 ($36,688) $31,797 ($45,449) 12/31/2022 12/31/2023 9/30/2024 12/31/2024 U.S. Treasury Municipal Corporate Agency MBS/ABS Non-Agency MBS/ABS Unrealized (Loss)/Gain 1Included in reported fair values F&M TRUST Franklin Financial Services Corporation 18

Diversified Loan Portfolio Loans Outstanding1 $1,600,000 $1,400,000 $1,200,000 $1,000,000 $37,486 $35,373 $34,825 $35,086 $800,000 $113,629 $160,612 $207,219 $239,559 $600,000 $118,443 $115,018 $111,410 $108,545 $400,000 $218,468 4.14% $275,216 5.16% $315,373 5.61% $322,366 5.65% $200,000 $106,921 $119,365 $122,545 $114,841 $0 $456,198 $70,609 $551,287 $97,811 $577,234 $108,113 $580,142 $107,167 12/31/2022 12/31/2023 9/30/2024 12/31/2024 Commercial Real Estate Commercial (C&I) 1-4 Family State/Minus Loans Construction Ag, Consumer and Other Purchased Participations Loans Yield 1Purchased participations are included as part of the loans outstanding; 2Year-to-date F&M TRUST Franklin Financial Services Corporation 19

Largest Commercial Real Estate Concentrations CRE Concentrations $600,000 $500,000 $400,000 $43,812 $62,439 $63,627 $66,645 $300,000 $55,428 $68,478 $76,027 $82,518 $200,000 $58,382 $87,137 $92,396 $92,926 $100,000 $81,283 $80,670 $100,519 $97,460 $0 $96,515 $120,180 $141,879 $146,661 12/31/2022 12/31/2023 9/30/2024 12/31/2024 Apartment Units Hotel & Motel Office* Shopping Center Land Development F&M TRUST Franklin Financial Services Corporation *Primarily in South Central Pennsylvania 20

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.20% 0.15% 0.10% 0.05% 0.00% 0.01% 0.01% 0.02% 0.01% 12/31/2022 12/31/2023 9/30/2024 12/31/2024 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 21

Deposits by Category Deposits by Category $1,800,000 $1,600,000 $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $57,390 $132,446 $243,727 $315,905 $400,000 $496,532 $454,517 $418,837 $417,870 $200,000 $698,295 8.50% $677,965 8.90% $758,172 11.90% $791,526 15.40% $0 $299,231 $273,050 $8,677 $303,207 $22,057 $290,346 $87,057 12/31/2022 12/31/2023 9/30/2024 12/31/2024 Demand Deposit MMA & Savings Interest Bearing Checking Time Brokered Total Uninsured/Uncollateralized 1Brokered deposits are included as part of time deposits F&M TRUST Franklin Financial Services Corporation 22

Cost of Deposits Cost of Deposits1 (%) 2.00 1.80 1.60 1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00 0.12 0.23 1.23 1.89 2021 2022 2023 2024 1Year-to-date F&M TRUST Franklin Financial Services Corporation 23

Liquidity Available at December 31, 2024 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $562,697 $ 200,000 $362,697 Federal Reserve Bank Discount Window $64,575 $ – $64,575 Correspondent Banks $76,000 $ – $76,000 Total $703,272 $200,000 $503,272 F&M TRUST Franklin Financial Services Corporation 24

Wealth Management Total and New Assets Under Management ($000’s) -$200,000 -$400,000 -$600,000 -$800,000 -$1,000,000 -$1,200,000 -$1,400,000 -$1,600,000 $135,423 $1,094,779 $1,230,202 $217,891 $144,168 $1,176,897 $1,321,066 $83,175 $139,872 $1,169,290 $1,309,162 $109,604 12/31/2023 9/30/2024 12/31/2024 Brokerage Trust Total New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 25

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Interest Income $26,856 $26,053 $21,516 Interest Expense $11,760 $11,401 $7,616 Provision for Credit Losses $500 $485 $788 Noninterest Income1 $4,574 $4,550 $4,044 Noninterest Expense $14,335 $13,917 $13,148 Net Income $487 $4,218 $3,471 Net income excluding securities losses, net of tax benefit (non-GAAP)2 $3,858 $4,218 $3,471 1Excludes net securities gains/losses in all periods; 2See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 26

Key Performance Measures Percent (%) Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Return on Average Assets (ROAA) 0.09 0.80 0.75 ROAA excluding securities losses, net of tax benefit (non-GAAP)1 0.71 0.80 0.75 Return on Average Equity (ROAE) 1.32 11.86 11.81 ROAE excluding securities losses, net of tax benefit (non-GAAP)1 10.50 11.86 11.81 Efficiency Ratio1 72.05 71.55 72.22 Net Interest Margin 2.92 2.97 3.24 Non-Interest Income2 / Operating Revenue 23.25 23.70 22.54 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periods F&M TRUST Franklin Financial Services Corporation 27

Balance Sheet Strength Percent (%) Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Risk-Based Capital Ratio (Total) 13.85 14.73 14.45 Leverage Ratio (Tier 1) 7.92 8.44 9.01 Common Equity Ratio (Tier 1) 11.31 12.08 11.82 Tangible Common Equity Ratio 6.20 6.58 6.74 Tangible Common Equity Ratio excluding AOCI 7.82 8.02 8.98 Nonperforming Assets1 / Total Assets 0.01 0.02 0.01 Allowance for Credit Loss as a % of Loans 1.26 1.28 1.28 Allowance to Nonaccrual Loans NM2 NM3 NM4 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned; 2Not meaningful = 6,636.47%; 3Not meaningful = 5,684.09%; 4Not meaningful = 10,919.73% F&M TRUST Franklin Financial Services Corporation 28

Market Statistics Per Share Measure / Market Valuation Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Diluted Earnings Per Share $0.11 $0.95 $0.79 Cash Dividend Yield 4.28% 4.25% 4.06% Regular Cash Dividends Paid $0.32 $0.32 $0.32 Dividend Payout Ratio 290.14% 33.45% 40.23% Market Value Per Share $29.90 $30.13 $31.55 Book Value $32.69 $33.93 $30.23 Tangible Book Value1 $30.65 $31.89 $28.17 Market Cap ($M) $132.37 $133.14 $137.91 Price / Book (%) 91.47% 88.80% 104.37% Price / Tangible Book (%) 97.54% 94.49% 112.01% Price / LTM EPS (X) 12.01 9.50 10.18 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 29

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 30

Appendix F&M TRUST Franklin Financial Services Corporation 31

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Shareholders’ equity $ 144,716 $ 149,928 $ 132,136 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 135,700 140,912 123,120 Less AOCI (35,508) (30,885) (40,940) Tangible shareholders’ equity excl. AOCI (non-GAAP) 171,208 171,797 164,060 Total assets 2,197,841 2,151,363 1,836,039 Less intangible assets (9,016) (9,016) (9,016) Total tangible assets (non-GAAP) 2,188,825 2,142,347 1,827.023 Tangible Common Equity Ratio (non-GAAP) 6.20% 6.58% 6.74% Tangible Common Equity Ratio excl. AOCI (non-GAAP) 7.82% 8.02% 8.98% Shares outstanding (in thousands) 4,427 4,419 4,371 Tangible book value (non-GAAP) $30.65 $31.89 $28.17 F&M TRUST Franklin Financial Services Corporation 32

GAAP / Non-GAAP Reconciliation Net Income Excluding Securities Losses (non-GAAP) Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Securities losses as reported $ (4,267) $ – $ – Securities losses as reported, net of tax benefit (non-GAAP) (3,371) – – Noninterest income as reported 288 4,853 4,085 Plus securities losses 4,267 – – Noninterest income excluding securities losses, net of tax benefit (non-GAAP) 4,555 4,853 4,085 Net income as reported 487 4,218 3,471 Plus securities losses, net of tax benefit 3,371 – – Net income excluding securities losses, net of tax benefit (non-GAAP) 3,858 4,218 3,471 Return on Average Assets as reported (ROAA) 0.09% 0.80% 0.75% ROAA excluding securities losses, net of tax benefit (non-GAAP) 0.71% 0.80% 0.75% Return on Average Equity as reported (ROAE) 1.32% 11.86% 11.81% ROAE excluding securities losses, net of tax benefit (non-GAAP) 10.50% 11.86% 11.81% F&M TRUST Franklin Financial Services Corporation 33

GAAP / Non-GAAP Reconciliation Efficiency Ratio Quarter Ended 12/31/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2023 Noninterest expense $ 14,335 $ 13,917 $ 13,148 Net interest income 15,096 14,652 13,900 Plus tax equivalent adjustment to net interest income 227 248 261 Plus noninterest income, net of securities transactions1 4,574 4,550 4,044 Total revenue 19,897 19,450 18,205 Efficiency Ratio (non-GAAP) 72.05% 71.55% 72.22% 1Excludes securities gains in all periods F&M TRUST Franklin Financial Services Corporation 34